UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2018

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of Long-Term Incentive Plan

On November 6, 2018, the Board of Directors (“Board”) of Protective Life Corporation (the “Company”) approved an amendment and restatement of the Protective Life Corporation Long-Term Incentive Plan (the “LTIP”).  The amendment and restatement of the LTIP, among other things, (i) clarifies that the Compensation and Management Succession Committee of the Board (the “Committee”) can adjust the calculation of performance criteria, including PL Tangible Book Value (as defined in the LTIP), with respect to awards of Performance Units under the LTIP in order to recognize certain special or nonrecurring situations or circumstances for the Company, (ii) allows the Committee to adjust the definition and calculation of PL Tangible Book Value with respect to awards of Restricted Units under the LTIP in order to recognize certain special or nonrecurring situations or circumstances for the Company, (iii) confirms that the exercise by the Committee of its authority to adjust the calculation of performance criteria with respect to Performance Units and Restricted Units does not constitute an amendment of an award, and (iv) simplifies the process for determining the composition of the committee of officers of the Company which is authorized to administer the LTIP in respect of certain participants in the LTIP.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Protective Life Corporation Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer and Controller

Dated: November 13, 2018